Fair Value Disclosures	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures
Fair Value Disclosures

4. Fair Value Disclosures

        The following table presents the Group's financial instruments by level within the fair value hierarchy:

	Fair Value Measurement Using
	Level 1	Level 2	Level 3	Total
	(in US$'000)
As at December 31, 2017
Cash and cash equivalents	85,265	—	—	85,265
Short-term investments	273,031	—	—	273,031

As at December 31, 2016
Cash and cash equivalents	79,431	—	—	79,431
Short-term investments	24,270	—	—	24,270

        Accounts receivable, other receivables, amounts due from related parties, accounts payable, other payables and amounts due to related parties are carried at cost, which approximates fair value due to the short-term nature of these financial instruments, and are therefore excluded from the above table. Bank borrowings are floating rate instruments and carried at amortized cost, which approximates their fair values, and are therefore excluded from the above table.